(NASDAQ:OSBC)		Exhibit 99.1

Contact:	Bradley S. Adams	For Immediate Release
	Chief Financial Officer	April 22, 2026
(630) 906-5484

Old Second Bancorp, Inc. Reports First Quarter 2026 Net Income of $25.6 Million,

or $0.48 per Diluted Share

AURORA, IL, April 22, 2026 – Old Second Bancorp, Inc. (the “Company,” “Old Second,” “we,” “us,” and “our”) (NASDAQ: OSBC), the parent company of Old Second National Bank (the “Bank”), today announced financial results for the first quarter of 2026. Our net income was $25.6 million, or $0.48 per diluted share, for the first quarter of 2026, compared to net income of $28.8 million, or $0.54 per diluted share, for the fourth quarter of 2025. Adjusted net income1 was $26.0 million, or adjusted diluted earnings per share1 of $0.49, for the first quarter of 2026, compared to adjusted net income1 of $30.8 million, or adjusted diluted earnings per share1 of $0.58, for the fourth quarter of 2025.

Notable Items2

●	Net interest and dividend income was $81.1 million, reflecting a decrease of $1.9 million, or 2.30%.
●	Net interest margin (NIM) on a fully tax-equivalent basis[1] was 5.14%, an increase of 5 basis points.
●	Provision for credit losses of $9.5 million compared to $3.0 million.
●	Noninterest income was $12.6 million, an increase of $476,000, or 3.92%, compared to $12.2 million.
●	Noninterest expense was $50.2 million, a decrease of $2.7 million, or 5.15%, compared to $52.9 million.
●	Efficiency ratio improved 158 basis points to 52.40%; adjusted efficiency ratio was 51.70%[1].
●	Provision for income tax of $8.5 million, compared to $10.5 million with an effective tax rate of 24.89% and 26.69%, respectively.
●	Return on average assets of 1.51%, compared to 1.64%.
●	Return on tangible common equity (ROATCE)[1] of 14.20%; adjusted ROATCE[1] of 14.41%.
●	On April 15, 2026, we paid down $30 million of the total $60 million subordinated debt outstanding and due in 2031.
●	On April 21, 2026, our Board of Directors declared a cash dividend of $0.07 per share of common stock, payable on May 11, 2026, to stockholders of record as of May 1, 2026.

Chairman, President and Chief Executive Officer Jim Eccher said “Old Second reported strong results in the first quarter of 2026 led by exceptional margin performance and disciplined operating efficiency. Tangible book value per share increased by 1.63% on a linked quarter basis despite the reduction to equity from our stock repurchases of $23.1 million, or 1.2 million shares, during the quarter. Nonperforming assets increased due to a few larger relationships, but we believe we are adequately reserved for any future losses with an Allowance for Credit Losses on loans (“ACL”) to total loans of 1.39% and ACL to nonperforming loans of 95.53%.  Credit deterioration in the first quarter largely resulted from one downtown Chicago office credit and one cash-flow-dependent commercial relationship.  Otherwise results remain solid with first quarter return on average assets and return on average common equity of 1.51% and 11.43%, respectively. The tax equivalent net interest margin expanded to 5.14% and the efficiency ratio was a very healthy 52.40%. This strong bottom-line performance and a well-positioned balance sheet drove an increase in the tangible common equity capital ratio to 11.07% from 11.02% for the prior linked period. We are proud of our performance from both a bottom-line perspective and in positioning ourselves to deliver better results to our stockholders over the remainder of the year.”

1	Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the non-GAAP reconciliation contained in this release.
2	All comparisons throughout this release are on a linked-quarter basis, unless otherwise noted.

Results of Operations:

Our net income was $25.6 million, or $0.48 per diluted share, for the first quarter of 2026, compared to net income of $28.8 million, or $0.54 per diluted share.

Loans declined $66.9 million driven by decreases in commercial real estate, construction, and powersport.

●	Total loans were $5.19 billion.
●	Average loans (including loans held-for-sale) for the first quarter of 2026 totaled $5.21 billion, reflecting a decrease of $70.9 million.
●	Yield on loans, including loans held for sale, declined 5 basis points.

Credit Quality key performance metrics were impacted by a few larger credits.

●	Nonperforming loans totaled $75.5 million compared to $52.8 million. The increase of $22.7 million was partially driven by $9.8 million of loans past due greater than 90 days, still accruing, which are in the process of renewal.
●	Nonperforming loans to total loans was 1.46% compared to 1.01%.
●	Classified loans totaled $148.6 million compared to $150.1 million.
●	Criticized loans (special mention, substandard and doubtful) to total loans was 3.64% compared to 3.12%. The quarter-over-quarter increase is driven by an increase of $26.4 million in special mention loans, an increase of $14.7 million of nonaccrual loans driven by one large commercial relationship, partially offset by a decrease of $16.2 million in substandard accruing.
●	Provision for credit losses of $9.5 million was driven by powersport charge-offs, and larger than normal charge-offs in commercial and commercial real estate; the non-powersport charge-offs were primarily isolated to two loan relationships.

Deposits experienced seasonal declines in savings as well as declines in time deposits as higher rate brokered deposits and other exception-priced time deposits assumed from Bancorp Financial, Inc. rolled off.

●	Total deposits were $5.56 billion, a decrease of $31.1 million, or 0.56%.
●	Cost of deposits decreased 10 basis points to 1.05%.
●	Average interest-bearing deposits and non-interest bearing deposits decreased $119.2 million and $42.9 million, respectively.

Net Interest Margin continued to be strong, and declines in the cost of funds outweighed softer yields during the quarter.

●	Net interest margin on a fully tax-equivalent basis improved 5 basis points.
●	Loan yields declined 5 basis points on lower average balances while investment yields increased 4 basis points driven on higher yield outpacing the decline in balance.
●	Cost of funds declined 8 basis points driven by lower cost of deposits, specifically a 10-basis point decline on the cost of savings accounts, an 11-basis point decline in the cost of money markets, and a 16-basis point decline in the cost of time deposits.

Noninterest Income increased $476,000, or 3.92%, in the first quarter of 2026, excluding mark to market losses on MSR and changes in BOLI cash surrender values, the change was nominal.

●	Card related income declined in the period due to a reduction in debit card related fees based on seasonally lower transaction volume.
●	Other income growth in the period was driven by an increase in powersport related loan servicing fees and dealer charge-back income.

Noninterest Expense decreased $2.7 million or 5.15%.

●	$1.3 million decrease in salaries and employee benefits, driven by declines to salaries, officer incentive accruals, and insurance premiums, partially offset by increases in payroll taxes and 401K company match on 2025 incentive payments paid in 2026.
●	$1.4 million decrease in computer and data processing due to prior quarter acquisition-related core conversion expenses.
●	Efficiency ratio for the quarter was 52.40% compared to 53.98% and the adjusted efficiency ratio[1] was 51.70% compared to 51.28%.

Capital continued to grow due to strong net income.

●	Stockholders’ equity decreased $3.5 million partially comprised of $3.7 million of dividends declared, a $20.0 million increase in treasury stock from share repurchases, and an increase of $2.4 million in AOCI unrealized losses on securities, partially offset by net income of $25.6 million.
●	Share repurchases of 1,175,859 shares at an average price paid per share of $19.63, for a total reduction to capital of $23.1 million.
●	ROATCE[1] was 14.20% compared to 16.15%.
●	Tangible common equity to tangible assets[1] was 11.07% compared to 11.02%.

1	Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the non-GAAP reconciliation contained in this release.

Cautionary Note Regarding Forward-Looking Statements

This earnings release and statements by our management may contain forward-looking statements within the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “should,” “anticipate,” “expect,” “estimate,” “intend,” “believe,” “may,” “likely,” “will,” “forecast,” “project,” “looking forward,” “optimistic,” “hopeful,” “potential,” “progress,” “prospect,” “remain,” “deliver,” “continue,” “trend,” “momentum,” “remainder,” “beyond,” “build,” and “near” or other statements that indicate future events or expectations. Examples of forward-looking statements include, but are not limited to, statements regarding the economic outlook, balance sheet growth, and building capital. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

●	the strength of the United States economy in general and the strength of the local economies in which we conduct our operations may be different than expected;
●	the rate of delinquencies and amounts of charge-offs, the level of allowance for credit loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses;
●	changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action;
●	risks related to pending or future acquisitions, if any, including execution and integration risks;
●	adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on us;
●	changes in interest rates, which have and may continue to affect our deposit and funding costs, net income, prepayment penalty income, mortgage banking income, and other future cash flows, or the market value of our assets, including our investment securities;
●	elevated inflation which causes adverse risk to the overall economy, and could indirectly pose challenges to our clients and to our business; and
●	the adverse effects of events beyond our control that may have a destabilizing effect on financial markets and the economy, such as trade disputes, epidemics and pandemics, war or terrorist activities, essential utility outages, deterioration in the global economy, instability in the credit markets, disruptions in our customers’ supply chains or disruption in transportation, and disruptions caused by widespread cybersecurity incidents.

Additional risks and uncertainties are contained in the “Risk Factors” and forward-looking statements disclosure in our most recent Annual Report on Form 10-K, and Quarterly Reports on Form 10-Q. The inclusion of this forward-looking information should not be construed as a representation by us or any person that future events, plans, or expectations contemplated by us will be achieved. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Conference Call

We will host a call on Thursday, April 23, 2026, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time) to discuss our first quarter 2026 financial results. Investors may listen to our earnings call via a live webcast by accessing the link provided below, or alternatively, on the Events section of the Old Second Investor Relations website (https://investors.oldsecond.com/events). Investors are encouraged to register at the webcast link at least 10 minutes prior to the scheduled start of the call.

Webcast URL: https://www.webcaster5.com/Webcast/Page/2239/53807

A replay of the webcast will be available under the Events section of the Old Second Investor Relations website (https://investors.oldsecond.com/events) for up to one year after the earnings call date.

Non-GAAP Presentations

Management has disclosed in this earnings release certain non-GAAP financial measures to evaluate and measure our performance, including the presentation of adjusted net income, net interest income and net interest margin on a fully tax-equivalent basis, and our efficiency ratio calculations on a tax-equivalent basis. The net interest margin on a fully tax-equivalent basis is calculated by dividing net interest income on a tax equivalent basis by average earning assets for the period. Consistent with industry practice, management has disclosed the efficiency ratio including and excluding certain items, which is discussed in the efficiency ratio presentation on page 13.

We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision-making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets or by adjusting certain items that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully tax-equivalent basis. We believe these measures provide investors with information regarding balance sheet profitability, and we believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing, and comparing past, present and future periods.

These non-GAAP financial measures should not be considered as a substitute for GAAP financial measures, and we strongly encourage investors to review the GAAP financial measures included in this earnings release and not to place undue reliance upon any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this earnings release with other companies’ non-GAAP financial measures having the same or similar names. The tables beginning on page 12 provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent.

Financial Highlights

	Quarters Ended
(Dollars in thousands - unaudited)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Balance sheet summary
Total assets	$6,849,221	$6,902,675	$6,991,754	$5,701,294	$5,727,686
Total securities available-for-sale	1,115,443	1,090,523	1,157,480	1,177,688	1,146,721
Total loans	5,185,237	5,252,131	5,264,505	3,998,667	3,940,232
Total deposits	5,564,999	5,596,069	5,760,250	4,798,439	4,852,791
Total liabilities	5,955,924	6,005,907	6,125,069	4,982,645	5,033,195
Total equity	893,297	896,768	866,685	718,649	694,491

Total tangible assets	$6,697,509	$6,749,787	$6,836,565	$5,588,090	$5,613,460
Total tangible equity	741,585	743,880	711,496	605,445	580,265

Income statement summary
Net interest income	$81,144	$83,051	$82,775	$64,234	$62,904
Provision for credit losses	9,500	3,000	19,653	2,500	2,400
Noninterest income	12,630	12,154	13,109	10,898	10,201
Noninterest expense	50,210	52,935	63,163	43,419	44,505
Net income	25,585	28,787	9,871	21,822	19,830
Effective tax rate	24.89%	26.69%	24.46%	25.30%	24.31%

Profitability ratios
Return on average assets (ROAA)	1.51%	1.64%	0.56%	1.53%	1.42%
Return on average equity (ROAE)	11.43	12.92	4.61	12.39	11.76
Net interest margin (tax-equivalent) [1]	5.14	5.09	5.05	4.85	4.88
Efficiency ratio	52.40	53.98	64.46	55.99	56.46
Return on average tangible common equity (ROATCE) [1]	14.20	16.15	6.16	15.29	14.70
Tangible common equity to tangible assets (TCE/TA) [1]	11.07	11.02	10.41	10.83	10.34

Per share data
Diluted earnings per share	$0.48	$0.54	$0.18	$0.48	$0.43
Tangible book value per share	14.35	14.12	13.51	13.44	12.88

Company capital ratios [2]
Common equity tier 1 capital ratio	13.13%	12.99%	12.44%	13.77%	13.47%
Tier 1 risk-based capital ratio	13.55	13.41	12.85	14.31	14.01
Total risk-based capital ratio	15.64	15.46	15.10	16.55	16.24
Tier 1 leverage ratio	11.88	11.70	11.21	11.83	11.58

Bank capital ratios [2,3]
Common equity tier 1 capital ratio	13.80%	13.17%	13.14%	14.02%	13.64%
Tier 1 risk-based capital ratio	13.80	13.17	13.14	14.02	13.64
Total risk-based capital ratio	14.88	14.22	14.39	14.99	14.58
Tier 1 leverage ratio	12.09	11.49	11.45	11.59	11.27

1 See the discussion entitled “Non-GAAP Presentations” above and the table on pages 12 and 14 that provide a reconciliation of this non-GAAP financial measure to the most comparable GAAP equivalent.

2 Both the Company and the Bank ratios are inclusive of a capital conservation buffer of 2.50%, and both are subject to the minimum capital adequacy guidelines of 7.00%, 8.50%, 10.50%, and 4.00% for the Common equity tier 1, Tier 1 risk-based, Total risk-based and Tier 1 leverage ratios, respectively.

3 The prompt corrective action provisions are applicable only at the Bank level, and are 6.50%, 8.00%, 10.00%, and 5.00% for the Common equity tier 1, Tier 1 risk-based, Total risk-based and Tier 1 leverage ratios, respectively.

Old Second Bancorp, Inc. and Subsidiaries

Consolidated Balance Sheets

(In thousands - unaudited)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Assets
Cash and due from banks	$48,100	$51,665	$53,099	$63,484	$52,703
Interest earning deposits with financial institutions	67,627	72,360	63,426	78,283	203,418
Cash and cash equivalents	115,727	124,025	116,525	141,767	256,121
Securities available-for-sale, at fair value	1,115,443	1,090,523	1,157,480	1,177,688	1,146,721
Federal Home Loan Bank Chicago (“FHLBC”) and Federal Reserve Bank Chicago (“FRBC”) stock	31,350	32,025	28,282	19,087	19,441
Loans held-for-sale	4,344	3,645	1,463	3,235	4,202
Loans	5,185,237	5,252,131	5,264,505	3,998,667	3,940,232
Less: allowance for credit losses on loans	72,126	72,301	75,037	42,990	41,551
Net loans	5,113,111	5,179,830	5,189,468	3,955,677	3,898,681
Premises and equipment, net	85,634	86,645	87,714	85,702	87,466
Other real estate owned, net	632	1,427	6,416	6,486	2,878
Mortgage servicing rights, at fair value	9,579	9,459	9,549	9,680	9,938
Goodwill	129,196	129,196	130,262	93,232	93,232
Core deposit intangible ("CDI")	22,516	23,692	24,927	19,972	20,994
Bank-owned life insurance (“BOLI”)	131,563	130,481	129,057	114,399	113,249
Deferred tax assets, net	31,321	31,276	33,374	20,395	23,684
Other assets	58,805	60,451	77,237	53,974	51,079
Total assets	$6,849,221	$6,902,675	$6,991,754	$5,701,294	$5,727,686

Liabilities
Deposits:
Noninterest bearing demand	$1,755,548	$1,739,117	$1,738,028	$1,704,083	$1,713,711
Interest bearing:
Savings, NOW, and money market	2,795,038	2,745,540	2,763,990	2,400,235	2,434,579
Time	1,014,413	1,111,412	1,258,232	694,121	704,501
Total deposits	5,564,999	5,596,069	5,760,250	4,798,439	4,852,791
Securities sold under repurchase agreements	23,130	23,769	24,290	47,252	38,664
Other short-term borrowings	200,000	215,000	165,000	-	-
Junior subordinated debentures	25,774	25,774	25,774	25,774	25,773
Subordinated debentures	59,574	59,552	59,531	59,510	59,489
Notes payable and other borrowings	14,837	14,825	14,812	-	-
Other liabilities	67,610	70,918	75,412	51,670	56,478
Total liabilities	5,955,924	6,005,907	6,125,069	4,982,645	5,033,195

Stockholders’ Equity
Common stock	53,015	53,015	53,015	45,094	45,094
Additional paid-in capital	338,418	341,451	340,108	206,207	205,282
Retained earnings	559,129	537,231	512,131	505,419	486,300
Accumulated other comprehensive loss, net	(31,095)	(28,738)	(32,294)	(37,426)	(41,379)
Treasury stock	(26,170)	(6,191)	(6,275)	(645)	(806)
Total stockholders’ equity	893,297	896,768	866,685	718,649	694,491
Total liabilities and stockholders’ equity	$6,849,221	$6,902,675	$6,991,754	$5,701,294	$5,727,686

Old Second Bancorp, Inc. and Subsidiaries

Consolidated Statements of Income

(In thousands, except share data - unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Interest and dividend income
Loans, including fees	$87,138	$90,925	$91,301	$61,954	$61,595
Loans held-for-sale	43	35	31	39	22
Securities:
Taxable	8,949	9,136	9,872	9,959	9,227
Tax exempt	1,155	1,219	1,235	1,229	1,260
Dividends from FHLBC and FRBC stock	512	390	381	273	473
Interest bearing deposits with financial institutions	549	598	1,255	1,784	988
Total interest and dividend income	98,346	102,303	104,075	75,238	73,565
Interest expense
Savings, NOW, and money market deposits	7,147	7,906	9,043	5,606	4,913
Time deposits	7,217	8,665	10,896	4,508	4,829
Securities sold under repurchase agreements	50	45	60	56	68
Other short-term borrowings	1,791	1,644	308	-	17
Junior subordinated debentures	296	288	288	288	288
Subordinated debentures	546	546	547	546	546
Notes payable and other borrowings	155	158	158	-	-
Total interest expense	17,202	19,252	21,300	11,004	10,661
Net interest and dividend income	81,144	83,051	82,775	64,234	62,904
Provision for credit losses	9,500	3,000	19,653	2,500	2,400
Net interest and dividend income after provision for credit losses	71,644	80,051	63,122	61,734	60,504
Noninterest income [1]
Wealth management	3,383	3,537	3,515	3,103	3,089
Service charges on deposits	3,126	3,125	3,202	3,060	2,976
Secondary mortgage fees	121	123	92	84	73
Mortgage servicing rights mark to market loss	(152)	(428)	(389)	(531)	(570)
Mortgage servicing income	497	444	469	472	480
Net gain on sales of mortgage loans	555	657	620	550	464
Securities gains (losses), net	-	8	(1)	-	-
Change in cash surrender value of BOLI	1,082	834	1,175	690	498
Death benefit realized on BOLI	-	-	430	-	-
Card related income	2,354	2,548	2,581	2,533	2,241
Other income	1,664	1,306	1,415	937	950
Total noninterest income	12,630	12,154	13,109	10,898	10,201
Noninterest expense [1]
Salaries and employee benefits	29,673	30,996	39,723	26,950	26,993
Occupancy, furniture and equipment	5,371	5,092	4,937	4,477	4,548
Computer and data processing	3,375	4,798	4,002	2,692	2,348
FDIC insurance	759	720	854	642	628
Net teller & bill paying	716	701	691	670	658
General bank insurance	353	354	437	328	330
Amortization of core deposit intangible	1,176	1,235	1,251	1,022	1,037
Advertising and marketing expense	551	437	650	454	229
Card related expense	1,519	1,652	1,708	1,489	1,380
Professional fees	1,299	1,265	3,145	1,158	1,095
Consumer credit expense	1,522	1,451	1,368	15	25
Other real estate expense, net	(186)	81	128	35	1,873
Other expense	4,082	4,153	4,269	3,487	3,361
Total noninterest expense	50,210	52,935	63,163	43,419	44,505
Income before income taxes	34,064	39,270	13,068	29,213	26,200
Provision for income taxes	8,479	10,483	3,197	7,391	6,370
Net income	$25,585	$28,787	$9,871	$21,822	$19,830

Basic earnings per share	$0.49	$0.55	$0.19	$0.49	$0.44
Diluted earnings per share	0.48	0.54	0.18	0.48	0.43
Dividends declared per share	0.07	0.07	0.06	0.06	0.06

1 Certain items in prior periods have been reclassified to conform to the current presentation.

Analysis of Average Balances,
Tax Equivalent Income / Expense and Rates
(Dollars in thousands - unaudited)

	Quarters Ended
	March 31, 2026			December 31, 2025			March 31, 2025
	Average	Income /	Rate	Average	Income /	Rate	Average	Income /	Rate
	Balance	Expense	%	Balance	Expense	%	Balance	Expense	%
Assets
Interest earning deposits with financial institutions	$67,571	$549	3.30	$66,430	$598	3.57	$97,645	$988	4.10
Securities:
Taxable	969,194	8,949	3.74	979,060	9,136	3.70	1,026,233	9,227	3.65
Non-taxable (TE)[1]	146,299	1,462	4.05	150,573	1,543	4.07	155,024	1,595	4.17
Total securities (TE)[1]	1,115,493	10,411	3.79	1,129,633	10,679	3.75	1,181,257	10,822	3.72
FHLBC and FRBC Stock	31,540	512	6.58	30,085	390	5.14	19,441	473	9.87
Loans and loans held-for-sale[1,2]	5,207,744	87,194	6.79	5,278,643	90,969	6.84	3,959,073	61,626	6.31
Total interest earning assets	6,422,348	98,666	6.23	6,504,791	102,636	6.26	5,257,416	73,909	5.70
Cash and due from banks	48,252	-	-	52,040	-	-	52,550	-	-
Allowance for credit losses on loans	(71,869)	-	-	(73,718)	-	-	(43,543)	-	-
Other noninterest earning assets	460,433	-	-	477,064	-	-	406,669	-	-
Total assets	$6,859,164			$6,960,177			$5,673,092

Liabilities and Stockholders' Equity
NOW accounts	$697,692	$823	0.48	$682,729	$816	0.47	$628,336	$629	0.41
Money market accounts	946,075	4,148	1.78	958,672	4,561	1.89	801,178	3,393	1.72
Savings accounts	1,118,979	2,176	0.79	1,123,208	2,529	0.89	940,894	891	0.38
Time deposits	1,062,623	7,217	2.75	1,179,966	8,665	2.91	725,314	4,829	2.70
Interest bearing deposits	3,825,369	14,364	1.52	3,944,575	16,571	1.67	3,095,722	9,742	1.28
Securities sold under repurchase agreements	24,795	50	0.82	23,464	45	0.76	34,529	68	0.80
Other short-term borrowings	189,056	1,791	3.84	159,565	1,644	4.09	1,444	17	4.77
Junior subordinated debentures	25,774	296	4.66	25,774	288	4.43	25,773	288	4.53
Subordinated debentures	59,564	546	3.72	59,542	546	3.64	59,478	546	3.72
Notes payable and other borrowings	14,831	155	4.24	14,819	158	4.23	-	-	-
Total interest bearing liabilities	4,139,389	17,202	1.69	4,227,739	19,252	1.81	3,216,946	10,661	1.34
Noninterest bearing deposits	1,738,504	-	-	1,781,374	-	-	1,703,382	-	-
Other liabilities	73,284	-	-	67,078	-	-	69,186	-	-
Stockholders' equity	907,987	-	-	883,986	-	-	683,578	-	-
Total liabilities and stockholders' equity	$6,859,164			$6,960,177			$5,673,092
Net interest income (GAAP)		$81,144			$83,051			$62,904
Net interest margin (GAAP)			5.12			5.07			4.85

Net interest income (TE)[1]		$81,464			$83,384			$63,248
Net interest margin (TE)[1]			5.14			5.09			4.88
Interest bearing liabilities to earning assets	64.45%			64.99%			61.19%

1 Tax equivalent (TE) basis is calculated using a marginal tax rate of 21% in 2026 and 2025. See the discussion entitled “Non-GAAP Presentations” above and the tables beginning on page 12 that provide a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.

2 Interest income from loans is shown on a TE basis, which is a non-GAAP financial measure as discussed in the table on page 12, and includes loan fee income of $1.9 million for the first quarter of 2026, loan fee income of $1.9 million for the fourth quarter of 2025, and loan fee income of $545,000 for the first quarter of 2025. Nonaccrual loans are included in the above stated average balances.

Loans and Credit Quality

Loans	Quarters Ended
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Commercial	$845,278	$842,130	$786,095	$718,927	$732,874
Leases	539,116	548,256	550,201	524,513	505,455
Commercial real estate – investor	1,169,318	1,212,384	1,257,328	1,118,782	1,105,440
Commercial real estate – owner occupied	702,986	706,567	680,412	652,449	669,964
Construction	143,563	173,630	176,387	251,692	205,839
Residential real estate – investor	69,763	70,225	69,362	50,976	50,103
Residential real estate – owner occupied	239,711	230,432	231,547	220,672	210,239
Multifamily	357,131	339,131	378,213	333,787	341,253
HELOC	235,637	235,293	234,885	111,265	104,575
Powersport	674,116	696,959	715,498	-	-
Other[1]	208,618	197,124	184,577	15,604	14,490
Total loans	$5,185,237	$5,252,131	$5,264,505	$3,998,667	$3,940,232

1 The “Other” classification includes consumer loans, such as collector cars, manufactured homes, and solar loans, as well as overdrafts.

Nonperforming assets	Quarters Ended
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Nonaccrual loans	$62,636	$47,952	$34,126	$31,902	$33,394
Loans past due 90 days or more and still accruing interest	12,868	4,879	13,859	345	1,397
Total nonperforming loans	75,504	52,831	47,985	32,247	34,791
Other real estate owned	632	1,427	6,416	6,486	2,878
Repossessed assets [1]	858	1,363	2,088	234	484
Total nonperforming assets	$76,994	$55,621	$56,489	$38,967	$38,153

30-89 days past due loans and still accruing interest	$50,036	$52,169	$22,415	$14,652	$21,951
Nonaccrual loans to total loans	1.21%	0.91%	0.65%	0.80%	0.85%
Nonperforming loans to total loans	1.46%	1.01%	0.91%	0.81%	0.88%
Nonperforming assets to total loans plus OREO and repossessed assets	1.48%	1.06%	1.07%	0.97%	0.97%
Purchased credit-deteriorated loans to total loans	1.35%	1.50%	1.61%	0.23%	0.27%

Allowance for credit losses	$72,126	$72,301	$75,037	$42,990	$41,551
Allowance for credit losses to total loans	1.39%	1.38%	1.43%	1.08%	1.05%
Allowance for credit losses to nonaccrual loans	115.15%	150.78%	219.88%	134.76%	124.43%

1 Repossessed assets are reported in other assets.

The following table shows classified loans by segment, which include nonaccrual loans, PCD loans if the risk rating so indicates, and all other loans considered substandard, for the following periods.

Classified loans	Quarters Ended
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Commercial	$50,640	$51,587	$50,680	$23,354	$20,807
Leases	2,604	2,428	1,277	1,346	848
Commercial real estate – investor	14,959	14,245	2,853	14,752	14,299
Commercial real estate – owner occupied	60,594	64,081	72,020	51,335	26,818
Construction	12,983	11,421	1,612	1,624	18,201
Residential real estate – investor	1,012	1,142	1,228	1,201	1,283
Residential real estate – owner occupied	1,886	1,897	1,839	1,707	1,759
Multifamily	1,489	1,494	1,183	1,099	332
HELOC	1,832	1,466	1,538	1,180	686
Powersport	204	68	-	-	-
Other[1]	369	270	30	22	10
Total classified loans	$148,572	$150,099	$134,260	$97,620	$85,043

1 The “Other” classification includes consumer loans, such as collector cars, manufactured homes, and solar loans, as well as overdrafts.

Loan charge–offs, net of recoveries	Quarters Ended
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Commercial	$1,298	$(44)	$385	$1,093	$3,414
Leases	197	15	848	(3)	93
Commercial real estate – Investor	3,919	(14)	(15)	(14)	(14)
Commercial real estate – Owner occupied	(5)	1,125	(2)	(1)	39
Construction	-	-	(46)	(337)	821
Residential real estate – Investor	(2)	(1)	(2)	(2)	(2)
Residential real estate – Owner occupied	(7)	(11)	(7)	(8)	(30)
Multifamily	-	-	181	-	-
HELOC	(6)	(49)	(19)	(10)	(12)
Powersport	3,894	4,466	2,980	-	-
Other [1]	488	494	805	67	44
Net charge–offs / (recoveries)	$9,776	$5,981	$5,108	$785	$4,353

1 The “Other” classification includes consumer loans, such as collector cars, manufactured homes, and solar loans, as well as overdrafts.

Old Second Bancorp, Inc. and Subsidiaries

Quarterly Consolidated Average Balance

(In thousands - unaudited)

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Assets
Cash and due from banks	$48,252	$52,040	$51,357	$47,875	$52,550
Interest earning deposits with financial institutions	67,571	66,430	119,619	166,366	97,645
Cash and cash equivalents	115,823	118,470	170,976	214,241	150,195
Securities available-for-sale, at fair value	1,115,493	1,129,633	1,165,900	1,190,123	1,181,257
Federal Home Loan Bank Chicago (“FHLBC”) and Federal Reserve Bank Chicago (“FRBC”) stock	31,540	30,085	25,961	19,200	19,441
Loans held-for-sale	2,023	3,254	1,975	2,375	1,343
Loans	5,205,721	5,275,389	5,215,374	3,958,275	3,957,730
Less: allowance for credit losses on loans	71,869	73,718	72,354	41,544	43,543
Net loans	5,133,852	5,201,671	5,143,020	3,916,731	3,914,187
Premises and equipment, net	86,260	87,449	88,304	87,081	87,709
Other real estate owned, net	853	4,410	6,464	2,099	13,388
Mortgage servicing rights, at fair value	9,383	9,490	9,632	9,856	10,211
Goodwill	129,196	130,135	127,873	93,232	93,253
Core deposit intangible ("CDI")	23,073	24,281	25,539	20,462	21,490
Bank-owned life insurance (“BOLI”)	130,930	130,151	128,870	113,326	112,848
Deferred tax assets, net	30,342	32,705	30,375	23,549	25,489
Other assets	50,396	58,443	74,364	44,431	42,281
Total assets	$6,859,164	$6,960,177	$6,999,253	$5,736,706	$5,673,092

Liabilities
Deposits:
Noninterest bearing demand	$1,738,504	$1,781,374	$1,782,193	$1,729,287	$1,703,382
Interest bearing:
Savings, NOW, and money market	2,762,746	2,764,609	2,798,414	2,424,947	2,370,408
Time	1,062,623	1,179,966	1,347,455	695,946	725,314
Total deposits	5,563,873	5,725,949	5,928,062	4,850,180	4,799,104
Securities sold under repurchase agreements	24,795	23,464	33,382	35,419	34,529
Other short-term borrowings	189,056	159,565	25,978	-	1,444
Junior subordinated debentures	25,774	25,774	25,774	25,773	25,773
Subordinated debentures	59,564	59,542	59,521	59,500	59,478
Notes payable and other borrowings	14,831	14,819	14,806	-	-
Other liabilities	73,284	67,078	61,732	59,580	69,186
Total liabilities	5,951,177	6,076,191	6,149,255	5,030,452	4,989,514

Stockholders’ Equity
Common stock	53,015	53,015	53,015	45,094	45,028
Additional paid-in capital	340,459	340,870	339,612	205,706	205,433
Retained earnings	551,491	526,910	500,075	497,224	479,011
Accumulated other comprehensive loss, net	(26,361)	(30,594)	(36,823)	(41,080)	(44,853)
Treasury stock	(10,617)	(6,215)	(5,881)	(690)	(1,041)
Total stockholders’ equity	907,987	883,986	849,998	706,254	683,578
Total liabilities and stockholders’ equity	$6,859,164	$6,960,177	$6,999,253	$5,736,706	$5,673,092

Total Earning Assets	$6,422,348	$6,504,791	$6,528,829	$5,336,339	$5,257,416
Total Interest Bearing Liabilities	4,139,389	4,227,739	4,305,330	3,241,585	3,216,946

Reconciliation of Non-GAAP Financial Measures

The tables below provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure for the periods indicated. Dollar amounts below in thousands:

Net Income and Earnings Per Share - GAAP and Adjusted	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025

Income before income taxes (GAAP)	$34,064	$39,270	$13,068	$29,213	$26,200
Pre-tax income adjustments:
Provision for credit losses - Day Two	-	-	13,153	-	-
Securities (gains) losses, net	-	(8)	1	-	-
Death benefit related to BOLI	-	-	(430)	-	-
MSR losses	152	428	389	531	570
Acquisition related costs, net of (gains) losses on branch sales	349	2,296	11,508	810	454
Adjusted net income before taxes	34,565	41,986	37,689	30,554	27,224
Taxes on adjusted net income	8,604	11,208	9,326	7,730	6,619
Adjusted net income (non-GAAP)	$25,961	$30,778	$28,363	$22,824	$20,605

Basic earnings per share (GAAP)	$0.49	$0.55	$0.19	$0.49	$0.44
Diluted earnings per share (GAAP)	0.48	0.54	0.18	0.48	0.43
Adjusted basic earnings per share (non-GAAP)	0.49	0.59	0.54	0.50	0.46
Adjusted diluted earnings per share (non-GAAP)	0.49	0.58	0.53	0.50	0.45

Total average assets	6,859,164	6,960,177	6,999,253	5,736,706	5,673,092

Return on average assets (GAAP)	1.51%	1.64%	0.56%	1.53%	1.42%
Adjusted return on average assets (non-GAAP)	1.53	1.75	1.61	1.60	1.47

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Net Interest Margin
Interest income (GAAP)	$98,346	$102,303	$104,075	75,238	73,565
Taxable-equivalent adjustment:
Loans	13	9	10	9	9
Securities	307	324	328	327	335
Interest income (TE)	98,666	102,636	104,413	75,574	73,909
Interest expense (GAAP)	17,202	19,252	21,300	11,004	10,661
Net interest income (TE)	$81,464	$83,384	$83,113	64,570	63,248
Net interest income (GAAP)	$81,144	$83,051	$82,775	64,234	62,904
Average interest earning assets	$6,422,348	$6,504,791	$6,528,829	5,336,339	5,257,416
Net interest margin (GAAP)	5.12%	5.07%	5.03%	4.83%	4.85%
Net interest margin (TE)	5.14%	5.09%	5.05%	4.85%	4.88%

	GAAP
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Efficiency Ratio (GAAP)

Noninterest expense	$50,210	$52,935	$63,163	$43,419	$44,505
Less amortization of core deposit	1,176	1,235	1,251	1,022	1,037
Less other real estate expense, net	(186)	81	128	35	1,873
Less acquisition related costs, net of losses on branch sales	N/A	N/A	N/A	N/A	N/A
Noninterest expense less adjustments	$49,220	$51,619	$61,784	$42,362	$41,595

Net interest income	$81,144	$83,051	$82,775	$64,234	$62,904
Taxable-equivalent adjustment:
Loans	N/A	N/A	N/A	N/A	N/A
Securities	N/A	N/A	N/A	N/A	N/A
Net interest income including adjustments	81,144	83,051	82,775	64,234	62,904
Noninterest income	12,630	12,154	13,109	10,898	10,201
Less death benefit related to BOLI	-	-	430	-	-
Less securities gains (losses)	-	8	(1)	-	-
Less MSRs mark to market (losses) gains	(152)	(428)	(389)	(531)	(570)
Taxable-equivalent adjustment:
Change in cash surrender value of BOLI	N/A	N/A	N/A	N/A	N/A
Noninterest income including adjustments	12,782	12,574	13,069	11,429	10,771

Net interest income including adjustments plus noninterest income including adjustments	$93,926	$95,625	$95,844	$75,663	$73,675
Efficiency ratio (GAAP)	52.40%	53.98%	64.46%	55.99%	56.46%

N/A - Not applicable.

	Non-GAAP
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Adjusted Efficiency Ratio (non-GAAP)

Noninterest expense	$50,210	$52,935	$63,163	$43,419	$44,505
Less amortization of core deposit	1,176	1,235	1,251	1,022	1,037
Less other real estate expense, net	(186)	81	128	35	1,873
Less acquisition related costs, net of losses on branch sales	349	2,296	11,508	810	454
Noninterest expense less adjustments	$48,871	$49,323	$50,276	$41,552	$41,141

Net interest income	$81,144	$83,051	$82,775	$64,234	$62,904
Taxable-equivalent adjustment:
Loans	13	9	10	9	9
Securities	307	324	328	327	335
Net interest income including adjustments	81,464	83,384	83,113	64,570	63,248
Noninterest income	12,630	12,154	13,109	10,898	10,201
Less death benefit related to BOLI	-	-	430	-	-
Less securities gains (losses)	-	8	(1)	-	-
Less MSRs mark to market (losses) gains	(152)	(428)	(389)	(531)	(570)
Taxable-equivalent adjustment:
Change in cash surrender value of BOLI	288	222	312	184	132
Noninterest income including adjustments	13,070	12,796	13,381	11,613	10,903

Net interest income including adjustments plus noninterest income including adjustments	$94,534	$96,180	$96,494	$76,183	$74,151
Adjusted efficiency ratio (non-GAAP)	51.70%	51.28%	52.10%	54.54%	55.48%

	Quarters Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Adjusted Return on Average Tangible Common Equity Ratio

Net income (GAAP)	$25,585	$28,787	$9,871	$21,822	$19,830

Income before income taxes (GAAP)	$34,064	$39,270	$13,068	$29,213	$26,200
Pre-tax income adjustments:
Provision for credit losses - Day Two	-	-	13,153	-	-
Securities (gains) losses, net	-	(8)	1	-	-
MSR losses	152	428	389	531	570
Merger-related costs, net of gains on branch sales	349	2,296	11,508	810	454
Death benefit realized on BOLI	-	-	(430)	-	-
Amortization of core deposit intangibles	1,176	1,235	1,251	1,022	1,037
Adjusted net income, excluding intangibles amortization, before taxes	35,741	43,221	38,940	31,576	28,261
Taxes on adjusted net income	8,896	11,538	9,632	7,989	6,871
Adjusted net income, excluding intangibles amortization (non-GAAP)	$26,845	$31,683	$29,308	$23,587	$21,390

Total Average Common Equity	$907,987	883,986	$849,998	$706,254	$683,578
Less average goodwill and intangible assets	152,269	154,416	153,412	113,694	114,743
Average tangible common equity (non-GAAP)	$755,718	$729,570	$696,586	$592,560	$568,835

Return on average common equity (GAAP)	11.43%	12.92%	4.61%	12.39%	11.76%
Return on average tangible common equity (non-GAAP)	14.20%	16.15%	6.16%	15.29%	14.70%
Adjusted return on average tangible common equity (non-GAAP)	14.41%	17.23%	16.69%	15.97%	15.25%